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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-2

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Section 7.3 Indenture                                                          Distribution Date:                       12/15/2004
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
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)          Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   2,097,200.00
              Class B Note Interest Requirement                     197,633.33
              Class C Note Interest Requirement                     313,950.00
                      Total                                       2,608,783.33

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.78333
              Class B Note Interest Requirement                        2.01667
              Class C Note Interest Requirement                        2.49167

(iii)         Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                                     By:
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                                                        Name: Patricia M. Garvey
                                                        Title: Vice President


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